UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        October 26, 2007
                                                --------------------------------


                       SPAN-AMERICA MEDICAL SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


   South Carolina                    0-11392                    57-0525804
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  (State or other                  (Commission                 (IRS Employer
   jurisdiction                    File Number)             Identification No.)
 of incorporation)


70 Commerce Center, Greenville, South Carolina                          29615
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 (Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code (864) 288-8877
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On October 31, 2007, Span-America Medical Systems, Inc. ("SPAN") issued a press release announcing financial information for its fourth quarter and year ended September 29, 2007. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.


Item 2.05  Costs Associated with Exit or Disposal Activities

On October 26, 2007, the Company's board of directors decided to exit the safety catheter business segment and directed management to sell the assets associated with the segment. In making their decision, the board considered the safety catheter segment's history of operating losses, lower than anticipated sales volume and additional investment required to achieve competitive manufacturing costs and to increase selling, marketing and distribution efforts. We expect to complete the sale and/or disposal of the assets by fiscal year end 2008.

We estimate that the costs associated with the sale and disposal of the related assets are as follows:

               Asset relocation and disposal                $ 30,000
               Selling costs                                  30,000
               Patent maintenance costs                       25,000
               Professional fees                              10,000
                                                            --------
                 Total estimated disposal costs             $ 95,000
                                                            ========

In addition, the Company took a one-time, non-cash impairment charge at fiscal 2007 year-end of $2.9 million ($1.9 million after tax) eliminating 100% of the book value of the safety catheter assets. The Company does not expect to incur any cash impairment charges in connection with exiting the safety catheter business. Management has begun efforts to sell the safety catheter business. The Company currently cannot estimate what proceeds, if any, will be realized from the sale of these assets. Any such proceeds will be recorded as income from discontinued operations.


Item 2.06  Material Impairments

The information set forth above under Item 2.05 is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

         Exhibit Number             Description of Exhibit
         --------------             ----------------------
         99.1                       Press release issued October 31, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SPAN-AMERICA MEDICAL SYSTEMS, INC.
                                  ----------------------------------------------
                                                  (Registrant)

Date:  October 31, 2007
                                   By:  /s/ Richard C. Coggins
                                        ----------------------------------------
                                        Richard C. Coggins
                                        Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit                    Description
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99.1                       Press Release dated October 31, 2007s